Condensed Consolidated Statements of Operations and other Comprehensive Loss (Unaudited) - USD ($)	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Income Statement [Abstract]
NET REVENUE	$ 4,867,853	$ 2,477,852
COST OF REVENUE	4,238,942	2,160,129
GROSS PROFIT	628,911	317,723
OPERATING EXPENSES
Sales and Marketing Expenses	11,737,249	802,380
General and Administrative Expenses	1,239,871	890,685
Research and Development Expenses	3,509,400
Total operating expenses	16,486,520	1,693,065
LOSS FROM OPERATIONS	(15,857,609)	(1,375,342)
Bad debt written off		(2,240)
Loss on disposal of subsidiary		(8,241)
Other Incomes, net	10,196	24,306
LOSS BEFORE INCOME TAX	(15,847,413)	(1,361,517)
Income tax benefits		499
NET LOSS	(15,847,413)	(1,361,018)
OTHER COMPREHENSIVE LOSS
Foreign Currency Translation Adjustment	(1,219,310)	407,538
TOTAL COMPREHENSIVE LOSS	$ (17,066,723)	$ (953,480)